Shareholders’ Equity	6 Months Ended
Jun. 30, 2026
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY
NOTE 5:	SHAREHOLDERS’ EQUITY

a.	Ordinary Shares:

Ordinary shares confer upon their holders the right to participate and vote in general shareholder meetings of the Company and the right to receive dividends, if any, declared by the Company.

Shares Issuances:

1.	During the six month period ended June 30, 2026, the Company issued 27,825 shares to Company’s officers, directors, employees and service providers upon the vesting and settlement of restricted share units (“RSUs”).

2.	In March 2026, the Company issued 100,680 ordinary shares to several consultants for their services, as such the Company recorded an amount of $1,321 thousand as share-based payment expense.

3.	On April 8, 2026, the Company closed a registered direct offering and concurrent private placement with a single institutional investor for gross proceeds of $3,500 thousand (approximately $3,128 thousand, net of issuance costs). In the registered direct offering, the Company sold 87,777 ordinary shares and 190,000 pre-funded warrants at a purchase price of $9.00 per ordinary share and $8.99999 per pre-funded warrant. In the concurrent private placement, the Company also sold 111,111 PIPE pre-funded warrants and 388,888 PIPE common warrants. The PIPE common warrants have an exercise price of $9.00 per share. The pre-funded warrants are immediately exercisable (subject to registration for unregistered PIPE pre-funded warrants) and may be exercised at any time until exercised in full. As of June 30, 2026, all pre-funded warrants and PIPE pre-funded warrants were exercised into Company’s ordinary shares and 388,888 PIPE common warrants are outstanding.

b.	Share split:

On November 28, 2025, the Company effected a reverse share split of the issued and outstanding ordinary shares at a ratio of one-for-6, pursuant to which holders of Company’s ordinary shares received one ordinary share for every 6 ordinary share held.

Following the reverse share splits, the Company issued additional 467 ordinary shares for any fractional shares held.

For accounting purposes, all share and per share amounts for ordinary share, preferred shares, warrants, options and loss per share amounts have been adjusted to give retroactive effect to the forward and reverse share splits for all periods presented in these financial statements.

Any fractional shares of more than one-half of one whole share that resulted from the reverse share splits have been rounded up to the nearest whole share.

c.	Share options and RSUs:

On February 19, 2021, the Company’s board of directors (the “Board of Directors”) approved the adoption of the 2021 Share Option Plan (the “2021 Plan”). Under the 2021 Plan, the Company may grant share options to its officers, directors, employees and consultants. Each share option granted shall be exercisable at such times and terms and conditions as the Board of Directors may specify in the applicable option agreement. As of June 30, 2026, the number of shares reserved under the 2021 Plan is 200,000.

On May 14, 2026, the Board of Directors approved the grant of 212,200 RSUs to the Company’s executive officers, members of the Board of Directors and certain service providers (out of which 165,000 Company’s CEO’s and directors RSUs are subject to shareholders approval, which was obtained on July 13, 2026). The RSUs will vest on a quarterly basis in the following 2 years.:

The fair value of the granted RSUs was $709 thousand according to the market price quotation at grant date.

Expenses recognized in the condensed financial statements:

	Six months ended June 30,
	2026	2025
	In thousands
Research and development expenses	$103	$2
General and administrative expenses	292	396

Total	$395	$398

(*)	Expense of $1,321 thousand was recorded as share-based payment expense in respect of shares issued to service providers for their services (refer to Note 5a(2)).